SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 8, 2005

Date of Report (Date of Earliest Event Reported)

The Cronos Group

(Exact name of registrant as specified in its charter)

Luxembourg

(State or Other Jurisdiction of Incorporation)

0-24464	Not Applicable

(Commission File Number)	(IRS Employer Identification No.)

5, rue Guillaume Kroll, L-1882 Luxembourg

(Address of principal executive offices) (Zip Code)

(352) 481 828 3961

(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Item 1.01.Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.47
EXHIBIT 10.48
EXHIBIT 10.49
EXHIBIT 10.50
EXHIBIT 10.51
EXHIBIT 10.52
EXHIBIT 10.53

Item 1.01.Entry into a Material Definitive Agreement.

1.	Amendment of Employment Agreement with Dennis J. Tietz, Chief Executive Officer

     On July 8, 2005, the Registrant, The Cronos Group (the “Company”) (CRNS), and Dennis J. Tietz, Chief Executive Officer of the Company, entered into an amendment (the “2005 Tietz Amendment”) of the Amended and Restated Employment Agreement between Mr. Tietz and the Company, dated as of November 8, 2001, as amended (the “Employment Agreement”). See Exhibit 10.31 to the Company’s Annual Report on Form 10-K for year ended December 31, 2004 (“2004 Annual Report”).

     The Employment Agreement provides for a severance payment to Mr. Tietz upon his termination without cause, upon his termination of the Employment Agreement for good reason, or upon his resignation, with or without good reason, within the thirty-day period commencing one year following an “equity change in control” of the Company (as defined in the Employment Agreement). Mr. Tietz is also entitled to a transaction bonus payable in the event of any “change in control” of the Company. A “change in control” is generally defined to include (i) a person’s or group’s acquisition, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; (ii) the closing of a merger or consolidation of the Company with any other company; or (iii) the closing of a sale or disposition by the Company of all or substantially all of its assets. The 2005 Tietz Amendment revises the formula for determining the transaction bonus payable to Mr. Tietz. Under the 2005 Tietz Amendment, Mr. Tietz is entitled to receive a transaction bonus in an amount equal to (x) his average annual compensation for the five years ended the December 31 prior to the date of the event constituting a change in control, (y) times three, (z) minus one dollar. Compensation is defined to exclude income attributable to the exercise of stock options, stock appreciation rights, and the like. If Mr. Tietz is entitled to severance benefits under the Employment Agreement, then he is also entitled to continued health insurance benefits for up to two years.

     The 2005 Tietz Amendment was approved by both the Transaction and Compensation Committees of the Board of Directors of the Company. Both Committees are comprised solely of independent directors.

2.	Amendment of Employment Agreement with Peter J. Younger, President and Chief Operating Officer

     On July 8, 2005, the Company and Peter J. Younger, President and Chief Operating Officer of the Company, entered into an amendment (the “2005 Younger Amendment”) of the Amended and Restated Employment Agreement between Mr. Younger and the Company, dated as of December 1, 2001, as amended (the “Employment Agreement”). See Exhibits 10.32 and 10.33 to the 2004 Annual Report.

     The Employment Agreement provides for a severance payment to Mr. Younger upon his termination without cause, upon his termination of the Employment Agreement for good reason, or upon his resignation, with or without good reason, within the thirty-day period commencing one year following an “equity change in control” of the Company (as defined in the Employment Agreement). Mr. Younger is also entitled to a transaction bonus payable in the event of any “change in control” of the Company. A “change in control” is defined identically to the definition of the term in Mr. Tietz’s Employment Agreement. The 2005 Younger Amendment revises the formula for determining the transaction bonus payable to Mr. Younger. Under the 2005 Younger Amendment, Mr. Younger is entitled to receive a transaction bonus in an amount equal to (x) his average annual compensation for the five years ended the December 31 prior to the date of the event constituting a change in control, (y) times three, (z) minus one dollar. Compensation is defined to exclude income attributable to the exercise of stock options, stock appreciation rights, and the like. If Mr. Younger is entitled to severance benefits under the Employment Agreement, then he is also entitled to continued health insurance benefits for up to two years.

     The 2005 Younger Amendment was approved by both the Transaction and Compensation Committees of the Board of Directors of the Company.

3.	Amendment of Service Agreement with Frank P. Vaughan, Chief Financial Officer and Senior Vice President

     On July 8, 2005, Cronos Containers Limited, an English subsidiary (“Employer”) of the Company and Frank P. Vaughan, Chief Financial Officer and Senior Vice President of Employer and the Company, entered into an amendment (the “2005 Vaughan Amendment”) of the Service Agreement between Mr. Vaughan and Employer, dated as of April 20, 2000, as amended.

     Under the 2005 Vaughan Amendment, Mr. Vaughan’s term of employment with Employer was extended through November 30, 2006. In addition, the 2005 Vaughan Amendment provides that, if Mr. Vaughan is terminated without cause or if Employer fails to extend the term of the Service Agreement without cause, he is entitled to severance in an amount equal to the greater of the salary payable to him for the balance of the term of his Service Agreement or his monthly salary times the number of years (not to exceed 24) that he has worked for Employer (or any other affiliate of the Company). Mr. Vaughan has been employed by Employer since May 1991. No severance is payable if Mr. Vaughan is terminated with cause or voluntarily terminates his employment, or if Employer fails to extend the term of the Service Agreement with cause. If Mr. Vaughan is entitled to severance benefits under the 2005 Vaughan Amendment, then he is also entitled to continued health insurance benefits for up to two years.

     The 2005 Vaughan Amendment and each of the employment agreement amendments described below was approved by the Compensation Committee of the Board of Directors of the Company.

4.	Amendment of Employment Agreement with John M. Foy, Senior Vice President

     On July 8, 2005, Cronos Containers Inc., a California corporation and subsidiary (“Employer”) of the Company, and John M. Foy, Senior Vice President of Employer, entered into an amendment (the “2005 Foy Amendment”) of the Employment Agreement between Employer and Mr. Foy, dated as of April 1, 1999, as amended. See Exhibits 10.24 and 10.25 to the 2004 Annual Report.

     Under the 2005 Foy Amendment, Mr. Foy’s term of employment with Employer was extended through November 30, 2006. In addition, the 2005 Foy Amendment provides that, if Mr. Foy is terminated without cause or if Employer fails to extend the term of the Employment Agreement without cause, he is entitled to severance in an amount equal to the greater of the salary payable to him for the balance of the term of his Employment Agreement or his monthly salary times the number of years (not to exceed 24) that he has worked for the Employer (or any other affiliate of the Company). No severance is payable if Mr. Foy is terminated with cause or voluntarily terminates his employment, or if Employer fails to extend the term of the Employment Agreement with cause. Mr. Foy has been employed by Employer since February 1985. If Mr. Foy is entitled to severance benefits under the 2005 Foy Amendment, then he is also entitled to continued health insurance benefits for up to two years.

5.	Amendment of Employment Agreement with Nico Sciacovelli, Senior Vice President – Europe

     On July 8, 2005, Cronos Containers S.r.L., an Italian subsidiary (“Employer”) of the Company, and Nico Sciacovelli, Senior Vice President of Europe of Employer, entered into an amendment (the “2005 Sciacovelli Amendment”) of the Employment Agreement between Employer and Mr. Sciacovelli, dated as of December 1, 1999, as amended. See Exhibits 10.28 and 10.29 to the 2004 Annual Report.

     Under the 2005 Sciacovelli Amendment, Mr. Sciacovelli’s term of employment with Employer was extended through November 30, 2006. In addition, the 2005 Sciacovelli Amendment provides that, if Mr. Sciacovelli is terminated without cause or if Employer fails to extend the term of the Employment Agreement without cause, he is entitled to severance in an amount equal to the greater of the salary payable to him for the balance of the term of his Employment Agreement or his monthly salary times the number of years (not to exceed 24) that he has worked for the Employer (or any other affiliate of the Company). Mr. Sciacovelli has been employed by Employer since October 1983. No severance is payable if Mr. Sciacovelli is terminated with cause or voluntarily terminates his employment, or if Employer fails to extend the term of the Employment Agreement with cause.

6.	Amendment of Service Agreement with John C. Kirby, Senior Vice President – Operations

     On July 8, 2005, Cronos Containers Limited, an English subsidiary (“Employer”) of the Company, and John C. Kirby, Senior Vice President – Operations of Employer, entered into an amendment (the “2005 Kirby Amendment”) of the Service Agreement between Employer and Mr. Kirby, dated as of February 29, 2000, as amended. See Exhibits 10.26 and 10.27 to the 2004 Annual Report.

     Under the 2005 Kirby Amendment, Mr. Kirby’s term of employment with Employer was extended through November 30, 2006. In addition, the 2005 Kirby Amendment provides that, if Mr. Kirby is terminated without cause or if Employer fails to extend the term of the Service Agreement without cause, he is entitled to severance in an amount equal to the greater of the salary payable to him for the balance of the term of his Service Agreement or his monthly salary times the number of years (not to exceed 24) that he has worked for the Employer (or any other affiliate of the Company). No severance is payable if Mr. Kirby is terminated with cause or voluntarily terminates his employment, or if Employer fails to extend the term of the Service Agreement with cause. Mr. Kirby has been employed by Employer since January 1985. If Mr. Kirby is entitled to severance benefits under the 2005 Kirby Amendment, then he is also entitled to continued health insurance benefits for up to two years.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit 10.47	Second Amendment to Employment Agreement by and between the Company and Dennis J. Tietz, dated as of July 8, 2005.

Exhibit 10.48	Second Amendment to Employment Agreement by and between the Company and Peter J. Younger, dated as of July 8, 2005.

Exhibit 10.49	Service Agreement by and between Cronos Containers Limited (“CCL”) and Frank P. Vaughan, dated as of April 20, 2000, as amended December 17, 2001, November 5, 2002, and December 15, 2003.

Exhibit 10.50	Amendment to Service Agreement by and between CCL and Frank P. Vaughan, dated as of July 8, 2005.

Exhibit 10.51	Amendment to Employment Agreement by and between Cronos Containers Inc. and John M. Foy, dated as of July 8, 2005.

Exhibit 10.52	Amendment to Memorandum Employment Agreement by and between Cronos Containers S.r.L. and Nico Sciacovelli, dated as of July 8, 2005.

Exhibit 10.53	Amendment to Service Agreement by and between CCL and John C. Kirby, dated as of July 8, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CRONOS GROUP

	By	/s/ Elinor A. Wexler
Elinor A. Wexler
Assistant Secretary
Date: July 14, 2005

EXHIBIT INDEX

Exhibit 10.47	Second Amendment to Employment Agreement by and between the Company and Dennis J. Tietz, dated as of July 8, 2005.

Exhibit 10.48	Second Amendment to Employment Agreement by and between the Company and Peter J. Younger, dated as of July 8, 2005.

Exhibit 10.49	Service Agreement by and between Cronos Containers Limited (“CCL”) and Frank P. Vaughan, dated as of April 20, 2000, as amended December 17, 2001, November 5, 2002, and December 15, 2003.

Exhibit 10.50	Amendment to Service Agreement by and between CCL and Frank P. Vaughan, dated as of July 8, 2005.

Exhibit 10.51	Amendment to Employment Agreement by and between Cronos Containers Inc. and John M. Foy, dated as of July 8, 2005.

Exhibit 10.52	Amendment to Memorandum Employment Agreement by and between Cronos Containers S.r.L. and Nico Sciacovelli, dated as of July 8, 2005.

Exhibit 10.53	Amendment to Service Agreement by and between CCL and John C. Kirby, dated as of July 8, 2005.